                               [Graphic Omitted]



                              THE BERKSHIRE FUNDS

                                 the year:2000
                               semi-annual report




                               [Graphic Omitted]


                                 Silicon Valley



                      BERKSHIRE FOCUS + TECHNOLOGY FUNDS

[Graphic Omitted]

                                      *
------------------------------------------------------------------------------

  FROM OUR PERSPECTIVE WE SEE A WORLD OF UNLIMITED INVESTMENT OPPORTUNITIES. Right now, at this very moment, the companies we have invested in are working hard on your behalf to create shareholder value. How do we find such dedicated companies? You can start with our strategic location in Silicon Valley. You see, from our vantage point we have a front row seat to the greatest technological revolution mankind has ever seen. So if there is a company positioned to benefit from the revolution, you can bet there's a good chance we already know about them. Striving to find the best investment opportunities for your money has always been the key to our success.

------------------------------------------------------------------------------
                                      *


Cover: The securities listed should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Funds' current or future investments.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS


Dear Shareholder,
     The first half of 2000 will surely be remembered as one of the most volatile periods in the history of U.S. financial markets. We are pleased to report, however, that our funds continued to deliver outstanding results for our shareholders despite the extreme market swings that characterized the period. Moreover, the performance of our funds demonstrates the importance of staying focused on companies with strong underlying fundamentals during times of market instability. Amid the market's uncertainty, we remained steadfast in our goal of identifying companies that can deliver shareholder value in any economic environment.

     The first quarter witnessed the continued ascent of the Nasdaq Composite Index, as investors embraced technology stocks with unbridled enthusiasm. Against the backdrop of strong economic growth and rising interest rates, investors tossed out all valuation concerns and technology stocks soared to record heights. Conversely, the Dow Jones Industrial Average declined during this period as investors rotated out of "old economy" stocks and into faster-growing technology stocks.

     The beginning of March marked the peak of the Nasdaq Composite Index. Investors' euphoria for technology stocks had reached speculative levels. Market sentiment shifted quickly, however, after a series of economic reports revealed that the economy's strong growth showed few signs of slowing. The Federal Reserve, which had already raised interest rates a quarter-point in February, looked ready to embark on yet another series of tightenings. It was not long before investor enthusiasm gave way to fear, and technology stocks began their rapid descent.

                                      *
                 -------------------------------------------
                                      5


     The market downturn that took hold in the second quarter inflicted heavy damage on technology stocks. From peak to trough, the Nasdaq Composite Index lost 37% of its value, making it one of the most precipitous declines in stock market history. Meanwhile, the Dow Jones Industrial Average managed to recoup nearly all of its earlier losses, as investors redirected their attention back to undervalued "old economy" stocks. Throughout this challenging period, the Federal Reserve continued its resolve to slow the economy by raising interest rates another quarter-point in March, followed by a half-point increase in May. By the end of the quarter, the markets had settled into a trading range and technology stocks managed to finish on a positive note.

     Although the markets experienced a setback during the period, we remain confident that valuations were realigned with prevailing fundamentals. In addition, we were pleased with our ability to take advantage of the market's dislocations by adding to our positions at substantial discounts. As we look ahead, we remain very optimistic about the long-term prospects for the equity markets. Moreover, we anticipate the economy will continue to grow at a robust rate with relatively low inflation. Our focus, as always, will be to identify those companies that are poised to benefit from the powerful trends emerging from the marketplace. We believe our in-depth research combined with our strategic location in Silicon Valley will enable us to continue to find the best investment opportunities for your money.

     We appreciate your confidence in our abilities and thank you for your investment in the Berkshire Funds.

Malcolm R. Fobes III

/s/ Malcolm R. Fobes III

Portfolio Manager
Berkshire Focus Fund
Berkshire Technology Fund

[Graphic Omitted]

                                       *
                  -------------------------------------------
                             BERKSHIRE FOCUS FUND

                     Performance and Portfolio Discussion

                                   6/30/2000

                                       *
                  -------------------------------------------
                        FOCUS FUND'S RELATIVE PERFORMANCE
    Growth of a hypothetical $10,000 investment since inception (July 1, 1997)


                         FOCUS FUND vs. THE S&P 500 INDEX


                                 [GRAPHIC OMITTED]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036
                  JUL-99          15,479           21,735
                  AUG-99          15,402           24,001
                  SEP-99          14,980           24,749
                  OCT-99          15,928           26,884
                  NOV-99          16,252           31,405
                  DEC-99          17,208           43,289
                  JAN-00          16,344           44,376
                  FEB-00          16,035           62,228
                  MAR-00          17,602           60,272
                  APR-00          17,073           53,253
                  MAY-00          16,723           45,712
                  JUN-00          17,135           56,317


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


           SECURITY                         SYMBOL     PERCENT
           ---------------------------------------------------
           PMC-Sierra, Inc.                 (PMCS)      7.18%
           JDS Uniphase Corp.               (JDSU)      7.11%
           Applied Micro Circuits Corp.     (AMCC)      6.15%
           Broadcom Corp.                   (BRCM)      5.45%
           Corning, Inc.                     (GLW)      5.35%
           Cisco Systems, Inc.              (CSCO)      4.99%
           SDL, Inc.                        (SDLI)      4.83%
           Exodus Communications, Inc.      (EXDS)      4.79%
           Juniper Networks, Inc.           (JNPR)      4.52%
           EMC Corp.                         (EMC)      4.16%

Stated as a percentage of total net assets as of 6/30/00.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                        FOCUS FUND'S PERFORMANCE SUMMARY
                     Total returns for period ended 6/30/00

                                                                     Since(A)
                                Year-to-date         1 Year      Inception     Cumulative(B)

BERKSHIRE FOCUS FUND                  30.10%        144.48%         77.82%        463.17%
------------------------------------------------------------------------------------------
Dow Jones Industrial Average          (8.45%)        (3.31%)        12.69%         43.13%
S&P 500 Index                         (0.42%)         7.25%         19.64%         71.35%
NASDAQ Composite Index                (2.46%)        47.96%         40.52%        177.74%
------------------------------------------------------------------------------------------


(A) Average annual total return since inception (July 1, 1997).
(B) From July 1, 1997 to June 30, 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

This Fund's returns have been positively impacted by purchasing technology companies in a period favorable for these stocks. Investors should maintain realistic expectations for future performance. Such performance is not sustainable.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                            Semiconductors       36.4%
                            Fiber Optics         20.0%
                            Networking           17.8%
                            Storage Devices      12.5%
                            Internet Services     5.8%
                            Computer              3.4%
                            Software              2.5%
                            Net Cash              1.6%

Stated as a percentage of total net assets as of 6/30/00.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

                                      *
                       -------------------------------
                           FOCUS FUND'S DISCUSSION


     We are pleased to report that the Berkshire Focus Fund enjoyed another period of exceptional performance. We met our goal of delivering superior returns to our shareholders by posting a gain of 30.10% for the six months ended June 30, 2000. In comparison, we substantially outperformed our primary benchmark, the S&P 500 Index, which declined 0.42% for the period.(1) These strong results helped make the Fund the top-performing (#1 out of 587) large-cap growth fund for the first half of 2000, according to Lipper, Inc., a leading mutual fund rating company.(2)

     Once again, our heavy weighting in technology stocks was the most significant contributor to the Fund's solid results. Despite the market's extreme volatility, we remained focused on our goal of finding investments that would deliver shareholder value in any economic environment. We were able to successfully navigate this turbulent period by concentrating our investments in four sectors - Semiconductors, Fiber Optics, Networking and Storage Devices. Nearly all of our investments in these categories posted strong gains for the first half of the year.

     Semiconductors were the Fund's most heavily-weighted sector at the end of the period, representing 36.4% of net assets. PMC-Sierra (PMCS), the Fund's largest holding, continued to benefit from the explosive growth in demand for high-performance chipsets to the networking sector. Leading manufacturers of networking equipment, including Cisco Systems, Nortel Networks and Lucent Technologies, depend upon PMC-Sierra's communications chips to improve the transmission speed and performance of their products.(3) As the acceleration of broadband equipment deployment continues to grow, we expect PMC-Sierra to continue to reward us with exceptional results. For the period ended June 30, the company recorded a gain of 121.7%.

     At 20.0% of net assets, the Fiber Optics sector had the Fund's second-largest weighting. Leading the way was our substantial investment in one of the Fund's long-time winners, JDS Uniphase (JDSU). The company is the leading manufacturer of active and passive optical components used to increase the carrying capacity of fiber optic lines. We believe that we are still in the early stages of the largest transformation of wireline infrastructure in history - the shift to fiber and photonics from copper and electronics. With the tremendous growth in data traffic, driven in part by the Internet, JDS Uniphase is well-positioned to be the sector's primary beneficiary. We saw our investment in JDS Uniphase increase in value by 48.6% during the first half of the year.

     The Networking sector had the Fund's third-largest weighting at 17.8% of net assets. Within this segment we were especially pleased with our continued investment in Cisco Systems (CSCO), the most dominant franchise in the networking space. Cisco is the world's leading supplier of high-performance networking equipment used in building out the infrastructure of the Internet. The company continues to demonstrate spectacular sales and earnings growth by offering the industry's broadest line of networking products. Cisco now holds No. 1 or No. 2 market share in virtually every market segment in which it participates. Recent acquisitions in the optical networking sector should

                                      *
                 -------------------------------------------
                                      11

further enhance Cisco's breadth of product offerings while positioning the company for strong future growth. During the first six months of 2000, the company's shares appreciated over 18.6%.

     The Storage Devices sector represented 12.5% of the Fund's net assets at the end of the period. This sector was led by our investment in EMC Corporation (EMC), the world's largest supplier of enterprise storage systems for mainframes and network file servers. EMC's primary focus is on the Storage Area Network segment of the market - a dedicated fiber network with storage systems that retrieve, protect, and store large amounts of data from all major computing platforms. The exponential increase in data storage requirements, driven by the growth of the Internet, should continue to fuel strong demand for EMC's data storage products in the succeeding years. For this reason, we remain extremely optimistic about the company's prospects. Since the beginning of the year, EMC's shares have advanced more than 40.8% for the Fund.

     Rounding out the Fund's portfolio were the Computer, Internet Services, and Software sectors - representing 3.4%, 5.8% and 2.5% of net assets respectively. The net cash position of the Fund was 1.6% at the end of the period. **

[Graphic Omitted]

(1) All returns include reinvested dividends.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with a market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of June 30, 2000, Berkshire Focus Fund ranked 1/587 of large-cap growth funds. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

(3) Lucent Technologies was not a holding of the Fund as of June 30, 2000.

See pages 8 and 9 for the total returns of the Fund and its respective benchmarks, including the Dow Jones Industrial Average, S&P 500 Index and the NASDAQ Composite Index.

Past performance does not guarantee future results.

                                       *
                  -------------------------------------------
                            BERKSHIRE TECHNOLOGY FUND

                     Performance and Portfolio Discussion

                                   6/30/2000

[Graphic Omitted]

                                       *
                  -------------------------------------------
                     TECHNOLOGY FUND'S RELATIVE PERFORMANCE
                  Growth of a hypothetical $10,000 investment
                      since inception (December 29, 1999)


                 TECHNOLOGY FUND vs. THE NASDAQ COMPOSITE INDEX


                                [GRAPHIC OMITTED]


                                  NASDAQ         BERKSHIRE
                                COMPOSITE        TECHNOLOGY
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  DEC-99         $10,000         $ 10,000
                  JAN-00           9,684           10,390
                  FED-00          11,544           14,610
                  MAR-00          11,241           13,590
                  APR-00           9,492           11,840
                  MAY-00           8,363           10,080
                  JUN-00           9,754           12,460


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.




                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


           SECURITY                         SYMBOL     PERCENT
           ---------------------------------------------------
           JDS Uniphase Corp.               (JDSU)      7.37%
           PMC-Sierra, Inc.                 (PMCS)      6.82%
           Applied Micro Circuits Corp.     (AMCC)      6.33%
           Broadcom Corp.                   (BRCM)      5.39%
           Corning, Inc.                     (GLW)      5.29%
           SDL, Inc.                        (SDLI)      5.26%
           Cisco Systems, Inc.              (CSCO)      4.85%
           Exodus Communications, Inc.      (EXDS)      4.75%
           Juniper Networks, Inc.           (JNPR)      4.68%
           Network Appliance Inc.           (NTAP)      4.58%

Stated as a percentage of total net assets as of 6/30/00.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                      TECHNOLOGY FUND'S PERFORMANCE SUMMARY
                      Total returns for period ended 6/30/00



                                Year-to-date     Cumulative(A)

BERKSHIRE TECHNOLOGY FUND             24.60%         24.60%
-----------------------------------------------------------
Dow Jones Industrial Average          (8.45%)        (8.34%)
S&P 500 Index                         (0.42%)        (0.03%)
NASDAQ Composite Index                (2.46%)        (1.79%)

(A) From the inception date of the Fund (December 29, 1999) to June 30, 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                            Semiconductors       34.4%
                            Fiber Optics         20.6%
                            Networking           16.1%
                            Storage Devices      13.6%
                            Internet Services     5.8%
                            Software              4.5%
                            Computer              3.1%
                            Net Cash              1.9%

Stated as a percentage of total net assets as of 6/30/00.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

                                      *
                       -------------------------------
                         TECHNOLOGY FUND'S DISCUSSION


     In our first letter to shareholders since the launching of our Technology Fund in January, we are pleased report that for the six months ended June 30, 2000, the Fund gained 24.60%. In comparison, we substantially outperformed our primary benchmark, the Nasdaq Composite Index, which declined 2.46% for the period.(1) These strong results helped make the Fund one of the top-performing (#10 out of 276) science and technology funds for the first half of 2000, according to Lipper, Inc., a leading mutual fund rating company.(2)

     During the first quarter, we saw a continuation of the strong rally in technology stocks which began in late October. This trend continued until the second quarter, when fears of higher interest rates shook the markets, triggering a violent sell-off in technology stocks. The Fund showed large swings in value during this period, but finished the first half of the year on a positive note. We were able to weather the dramatic increase in the market's volatility by focusing our investments in companies that enable the tremendous growth of the Internet. These "enabling" companies were concentrated in four sectors - Semiconductors, Fiber Optics, Networking and Storage Devices.

     At 34.4% of the portfolio, Semiconductors had the Fund's largest sector weighting. One of the top holdings within this sector was our investment in Applied Micro Circuits Corporation (AMCC), a leading manufacturer of high-performance, high-bandwidth chipsets used in optical networking equipment. As demand for bandwidth explodes with the rapid rise in Internet usage, there are unprecedented growth opportunities for suppliers to the optical networking market. Applied Micro Circuits has positioned itself as the supplier of choice to the world's leading optical equipment manufacturers - Nortel Networks, Cisco Systems, JDS Uniphase, Juniper Networks and Sycamore Networks. (3) For this reason, we remain extremely optimistic about the company's prospects going forward. Since our initial purchase at the beginning of the year, the company's share price has appreciated over 59.1%.

     The Fiber Optics sector had the Fund's second-largest weighting, representing 20.6% of the portfolio. Within this sector, we were especially excited about our investment in CIENA Corporation (CIEN). The tremendous growth of Internet data traffic and the subsequent need to expand the capacity of fiber optic lines have led to strong demand for CIENA's optical transport systems. These systems alleviate capacity constraints of existing fiber optic lines without requiring the installation of new fiber. This is made possible through Dense Wave Division Multiplexing, a new technology which creates up to 96 optical channels in a single strand of fiber where there used to be only one. That said, we are very pleased with the company's contribution to the Fund's overall performance. For the period ending June 30, our investment in CIENA increased by 144.2%.

     The Networking sector had the Fund's third-largest weighting at 16.1% of the portfolio. Reflecting our enthusiasm for this sector was our investment in Juniper Networks (JNPR), the emerging leader in next-generation Internet backbone routers. The company's management has successfully carved out a dominant position in the IP router space through flawless execution and

                                      *
                 -------------------------------------------
                                      17

intense focus on winning its core market. As a result, Juniper increased its share of the router market from 17.3% to 23.6% during the second quarter - making it the only company to ever take market share away from Cisco Systems. Going forward, we believe Juniper will continue to gain market share as it expands its customer base and becomes the routing vendor of choice for service providers. With a return of over 165.5%, Juniper was the Fund's most profitable investment for the first half of the year.

     The Storage Devices sector represented 13.6% of the Fund's portfolio at the end of the period. Leading the way was our investment in Network Appliance
(NTAP), the world's largest manufacturer of Network Attached Storage products. As the demand for storage capacity doubles each year, companies of every size are turning to Network Appliance's dedicated servers to store and deliver files over existing local area networks. The company offers its storage products at a much lower price point than EMC's Storage Area Network products, allowing it to capture a larger share of the data storage market. This has resulted in an acceleration of Network Appliance's revenue and earnings growth rates. For the first six months of the year, the company's strong financial performance resulted in a return of over 116.8% for the Fund.

     Rounding out the Fund's portfolio were the Computer, Internet Services, and Software sectors - representing 3.1%, 5.8% and 4.5% of net assets respectively. The net cash position of the Fund was 1.9% at the end of the period. **

[Graphic Omitted]


(1) All returns include reinvested dividends.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks." As of June 30, 2000, Berkshire Technology Fund ranked 10/276 of science and technology funds. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

(3) Nortel Networks was not a holding of the Fund as of June 30, 2000.

See pages 14 and 15 for the total returns of the Fund and its respective benchmarks, including the Dow Jones Industrial Average, S&P 500 Index and the NASDAQ Composite Index.

Past performance does not guarantee future results.

[Graphic Omitted]

                                      *
------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
                                   6/30/2000

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                           June 30, 2000 (unaudited)




 Shares       Common Stocks                                          Value


              COMPUTER - 3.4%                                $   4,781,130
--------------------------------------------------------------------------
 52,576       Sun Microsystems, Inc.*                            4,781,130

              FIBER OPTICS - 20.0%                              28,242,725
--------------------------------------------------------------------------
 23,265       CIENA Corp.*                                       3,877,985
 27,933       Corning, Inc.                                      7,538,418
 83,585       JDS Uniphase Corp.*                               10,019,752
 23,867       SDL, Inc.*                                         6,806,570

              INTERNET SERVICES - 5.8%                           8,161,817
--------------------------------------------------------------------------
146,533       Exodus Communications, Inc.*                       6,749,676
 11,942       Inktomi Corp.*                                     1,412,141

              NETWORKING - 17.8%                                25,057,626
--------------------------------------------------------------------------
110,653       Cisco Systems, Inc.*                               7,033,381
 43,734       Juniper Networks, Inc.*                            6,366,030
 59,664       Nortel Networks Corp.                              4,072,068
 29,806       Redback Networks, Inc.*                            5,305,468
 20,663       Sycamore Networks, Inc.*                           2,280,679

              SEMICONDUCTORS - 36.4%                            51,316,688
--------------------------------------------------------------------------
  7,698       Applied Materials, Inc.*                             697,631
 87,818       Applied Micro Circuits Corp.*                      8,672,027
 35,089       Broadcom Corp., (Class A)*                         7,682,298
 10,562       Cree, Inc.*                                        1,410,027
 39,142       Intel Corp.                                        5,232,796
 73,789       LSI Logic Corp.*                                   3,993,830
 56,974       PMC-Sierra, Inc.*                                 10,123,568
 62,860       TranSwitch Corp.*                                  4,852,006
 37,455       TriQuint Semiconductor, Inc.*                      3,583,975
 68,901       Vitesse Semiconductor Corp.*                       5,068,530

              SOFTWARE - 2.5%                                    3,527,670
--------------------------------------------------------------------------
 31,214       VERITAS Software Corp.*                            3,527,670

              STORAGE DEVICES - 12.5%                           17,607,629
--------------------------------------------------------------------------
 19,636       Brocade Communications Systems, Inc.*              3,602,899
 76,290       EMC Corp.*                                         5,869,562
 70,187       Network Appliance, Inc.*                           5,650,054
 28,140       Silicon Storage Technology, Inc.*                  2,485,114

              TOTAL COMMON STOCKS - 98.4%                    $ 138,695,285
==========================================================================
             (Cost $108,220,179)


              *Non-income producing

             (See accompanying notes to financial statements)

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                           June 30, 2000 (unaudited)

   Shares                                                            Value


              CASH EQUIVALENTS - 2.8%                        $   3,967,370
--------------------------------------------------------------------------
3,967,370     Firstar Stellar Treasury Fund                      3,967,370

              TOTAL INVESTMENT SECURITIES - 101.2%             142,662,655
              ------------------------------------------------------------
             (Cost $112,187,549)

              LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2%)    (1,669,329)
              ------------------------------------------------------------

              NET ASSETS - 100%                              $ 140,993,326
              ============================================================
              Equivalent to $51.83 per share



              (See accompanying notes to financial statements)

                                      *
                       -------------------------------
            PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                           June 30, 2000 (unaudited)


 Shares       Common Stocks                                          Value


              COMPUTER - 3.1%                                $     409,128
--------------------------------------------------------------------------
  4,499       Sun Microsystems, Inc.*                              409,128

              FIBER OPTICS - 20.6%                               2,756,238
--------------------------------------------------------------------------
  2,192       CIENA Corp.*                                         365,379
  2,615       Corning, Inc.                                        705,723
  8,205       JDS Uniphase Corp.*                                  983,575
  2,460       SDL, Inc.*                                           701,561

              INTERNET SERVICES - 5.8%                             773,730
--------------------------------------------------------------------------
 13,763       Exodus Communications, Inc.*                         633,958
  1,182       Inktomi Corp.*                                       139,772

              NETWORKING - 16.1%                                 2,152,139
--------------------------------------------------------------------------
 10,180       Cisco Systems, Inc.*                                 647,066
  4,294       Juniper Networks, Inc.*                              625,045
  3,191       Redback Networks, Inc.*                              567,998
  2,827       Sycamore Networks, Inc.*                             312,030

              SEMICONDUCTORS - 34.4%                             4,587,907
--------------------------------------------------------------------------
    722       Applied Materials, Inc.*                              65,431
  8,560       Applied Micro Circuits Corp.*                        845,300
  3,282       Broadcom Corp., (Class A)*                           718,553
  1,126       Cree, Inc.*                                          150,321
  7,155       LSI Logic Corp.*                                     387,264
  5,119       PMC-Sierra, Inc.*                                    909,582
  6,169       TranSwitch Corp.*                                    476,170
  3,306       TriQuint Semiconductor, Inc.*                        316,343
  6,698       Vitesse Semiconductor Corp.*                         492,722
  2,740       Xilinx, Inc.*                                        226,221

              SOFTWARE - 4.5%                                      598,805
--------------------------------------------------------------------------
  2,058       Ariba, Inc.*                                         201,781
  3,513       VERITAS Software Corp.*                              397,024

              STORAGE DEVICES - 13.6%                            1,813,908
--------------------------------------------------------------------------
  2,219       Brocade Communications Systems, Inc.*                407,152
  7,357       EMC Corp.*                                           566,029
  7,586       Network Appliance, Inc.*                             610,673
  2,605       Silicon Storage Technology, Inc.*                    230,054

              TOTAL COMMON STOCKS - 98.1%                    $  13,091,855
==========================================================================
             (Cost $11,709,408)


              *Non-income producing

             (See accompanying notes to financial statements)

                                      *
                       -------------------------------
            PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                           June 30, 2000 (unaudited)

 Shares                                                              Value


              CASH EQUIVALENTS - 3.3%                        $     441,474
--------------------------------------------------------------------------
441,474       Firstar Stellar Treasury Fund                        441,474

              TOTAL INVESTMENT SECURITIES - 101.4%              13,533,329
              ------------------------------------------------------------
             (Cost $12,150,882)

              LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)      (189,910)
              ------------------------------------------------------------

              NET ASSETS - 100%                              $  13,343,419
              ============================================================
              Equivalent to $12.46 per share



              (See accompanying notes to financial statements)

                                      *
                       -------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 2000 (unaudited)

                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
ASSETS
-----------------------------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $ 112,187,549       $  12,150,882
                                                        =================================
    At market value                                     $ 142,662,655       $  13,533,329
Cash in bank                                                  205,803              29,189
Interest receivable                                            19,509               2,040
Receivable for capital shares sold                            112,656               8,500
Receivable for securities sold                              6,543,609             714,424
                                                        ---------------------------------
    TOTAL ASSETS                                          149,544,232          14,287,482
                                                        ---------------------------------


LIABILITIES
-----------------------------------------------------------------------------------------
Payable for capital shares redeemed                           174,531                   0
Payable for securities purchased                            8,166,326             924,525
Accrued expenses                                              210,049              19,538
                                                        ---------------------------------
    TOTAL LIABILITIES                                       8,550,906             944,063
                                                        ---------------------------------


NET ASSETS                                              $ 140,993,326       $  13,343,419
=========================================================================================


Net assets consist of:
Paid-in-capital                                         $ 120,545,561       $  13,734,526
Accumulated net investment loss                              (836,187)            (63,098)
Accumulated net realized losses
    from security transactions                             (9,191,154)         (1,710,456)
Net unrealized appreciation on investments                 30,475,106           1,382,447
                                                        ---------------------------------
Net assets                                              $ 140,993,326       $  13,343,419
                                                        =================================


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              2,720,504           1,070,815
                                                        =================================


Net asset value, offering price and redemption
    price per share                                     $       51.83       $       12.46
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                           STATEMENTS OF OPERATIONS
              For the Six Months Ended June 30, 2000 (unaudited)


                                                            BERKSHIRE          BERKSHIRE
                                                           FOCUS FUND      TECHNOLOGY FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
    Interest                                            $      70,062       $       8,782
    Dividends(A)                                                1,241                  12
                                                        ---------------------------------
         TOTAL INVESTMENT INCOME                               71,303               8,794
                                                        ---------------------------------

EXPENSES
-----------------------------------------------------------------------------------------
    Investment advisory fees                                  688,800              53,919
    Administrative fees                                       218,690              17,973
                                                        ---------------------------------
         TOTAL EXPENSES                                       907,490              71,892
                                                        ---------------------------------

NET INVESTMENT LOSS                                          (836,187)            (63,098)
-----------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
-----------------------------------------------------------------------------------------
Net realized losses from security transactions             (8,909,854)         (1,710,456)
Net change in unrealized appreciation on investments       17,073,458           1,382,447
                                                         --------------------------------

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS                               8,163,604            (328,009)
                                                         --------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS                           $   7,327,417       $    (391,107)
                                                        =================================

(A) Net of taxes withheld, $24 and $7 respectively.

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                     STATEMENTS OF CHANGES IN NET ASSETS
          For the Periods Ended June 30, 2000 and December 31, 1999


                                                                      BERKSHIRE           BERKSHIRE           BERKSHIRE
                                                                          FOCUS               FOCUS          TECHNOLOGY
                                                                           FUND                FUND                FUND

                                                                     Six Months                Year          Six Months
                                                                          Ended               Ended               Ended
                                                                        6/30/00            12/31/99             6/30/00
                                                                     (unaudited)                             (unaudited)
FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------
    Net investment loss                                         $      (836,187)    $      (173,738)     $      (63,098)
    Net realized losses from security transactions                   (8,909,854)           (135,467)         (1,710,456)
    Net change in unrealized appreciation on investments             17,073,458          13,297,088           1,382,447
                                                                 ------------------------------------------------------
Net increase (decrease) in net assets from operations                 7,327,417          12,987,883            (391,107)
                                                                 ------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------
    From net investment income                                                0                   0                   0
    From net realized gain on investments                                     0             (73,435)                  0
                                                                 ------------------------------------------------------
Decrease in net assets from distributions to shareholders                     0             (73,435)                  0
                                                                 ------------------------------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                                       164,086,950          25,616,280          18,106,782
    Net asset value of shares issued in reinvestment
         of distributions to shareholders                                     0              64,311                   0
    Payments for shares redeemed                                    (64,021,333)         (5,347,735)         (4,382,256)
                                                                 ------------------------------------------------------
Net increase in net assets from capital share transactions          100,065,617          20,332,856          13,724,526
                                                                 ------------------------------------------------------


TOTAL INCREASE IN NET ASSETS                                        107,393,034          33,247,304          13,333,419
-----------------------------------------------------------------------------------------------------------------------


NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Beginning of period                                              33,600,292             352,988              10,000
                                                                 ------------------------------------------------------
    End of period                                               $   140,993,326      $   33,600,292      $   13,343,419
                                                                 ------------------------------------------------------


CAPITAL SHARE ACTIVITY:
-----------------------------------------------------------------------------------------------------------------------
    Shares sold                                                       3,251,453           1,051,819           1,452,379
    Shares issued on reinvestment of dividends                                0               1,644                   0
    Shares redeemed                                                  (1,374,272)           (231,614)           (382,564)
                                                                 ------------------------------------------------------
    Net increase in shares outstanding                                1,877,181             821,849           1,069,815
    Shares outstanding, beginning of period                             843,323              21,474               1,000
                                                                 ------------------------------------------------------
    Shares outstanding, end of period                                 2,720,504             843,323           1,070,815
                                                                 ======================================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                 Six Months           Year           Year         Period (A)(B)
                                                      Ended          Ended          Ended          Ended
                                                    6/30/00       12/31/99       12/31/98       12/31/97
                                                 (unaudited)

NET ASSET VALUE AT BEGINNING OF PERIOD           $    39.84     $    16.44      $    8.64     $    10.00
--------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      (0.31)         (0.31)          0.03           0.10
    Net realized and unrealized
         gains (losses) on investments                12.30          23.80           8.97          (1.36)
                                                    ----------------------------------------------------
Total from investment operations                      11.99          23.49           9.00          (1.26)
                                                    ----------------------------------------------------

LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------
    Dividends from net investment income               0.00           0.00          (0.02)         (0.10)
    Distributions from net realized gains              0.00          (0.09)         (1.18)          0.00
                                                    ----------------------------------------------------
Total distributions                                    0.00          (0.09)         (1.20)          (.10)
                                                    ----------------------------------------------------

NET ASSET VALUE AT END OF PERIOD                 $    51.83     $    39.84      $   16.44     $     8.64
========================================================================================================


TOTAL RETURN                                         30.10%(B)      142.90%        104.17%        (12.60%)
========================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)          $  140,993     $   33,600      $    353      $     101


Ratio of expenses to average net assets
         Before fee waiver                            1.98%(C)       1.89%          1.93%          1.00%
         After fee waiver                             1.98%(C)       1.89%          0.00%          0.00%

Ratio of net investment income (loss)
    to average net assets
         Before fee waiver                           (1.82%)(C)     (1.71%)        (1.66%)         0.12%
         After fee waiver                            (1.82%)(C)     (1.71%)         0.26%          1.12%

Portfolio turnover rate                               89.5%         155.5%         136.0%          13.0%


(A) Represents the period from the commencement of operations (July, 1 1997) to December 31, 1997.
(B) Not annualized.
(C) Annualized.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
               FINANCIAL HIGHLIGHTS - BERKSHIRE TECHNOLOGY FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                 Six Months
                                                      Ended
                                                    6/30/00
                                                 (unaudited)

NET ASSET VALUE AT BEGINNING OF PERIOD           $    10.00
-----------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------
    Net investment loss                               (0.06)
    Net realized and unrealized
         gains on investments(A)                       2.52
                                                      -----
Total from investment operations                       2.46
                                                      -----

LESS DISTRIBUTIONS:
-----------------------------------------------------------
    Dividends from net investment income               0.00
    Distributions from net realized gains              0.00
                                                      -----
Total distributions                                    0.00
                                                      -----

NET ASSET VALUE AT END OF PERIOD                 $    12.46
===========================================================


TOTAL RETURN                                         24.60%(B)
===========================================================


SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------
Net assets at end of period (thousands)          $   13,343

Ratio of expenses to average net assets               2.00%(C)

Ratio of net investment loss
    to average net assets                            (1.76%)(C)

Portfolio turnover rate                               56.6%


(A) The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(B) Not annualized.
(C) Annualized.


(See accompanying notes to financial statements)

                                      *
------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   6/30/2000

[Graphic Omitted]

                                      *
------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (unaudited)

1. Organization

The Focus Fund and Technology Fund (the "Funds") are each a non-diversified series of The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Focus Fund commenced operations on July 1, 1997. The Technology Fund commenced operations on December 29, 1999. Each Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation - Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

                                      *
------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (unaudited)


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended June 30, 2000 were as follows:

                      Focus Fund                Technology Fund
Purchases          $  178,655,933               $  17,357,084
Sales              $   80,794,885               $   3,937,220

There were no purchases or sales of U.S. Government Securities for the six months ended June 30, 2000.

Unrealized appreciation (depreciation) at June 30, 2000 based on cost of securities for Federal tax purposes is as follows:


                                        Focus Fund     Technology Fund

Gross unrealized appreciation       $   31,019,548     $  1,489,027
Gross unrealized depreciation           (3,401,467)        (496,113)
                                     --------------     ------------
Net unrealized appreciation         $   27,618,081     $    992,914


Cost of investments                 $  115,044,574     $  12,540,415

                                      *
------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (unaudited)

4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

Each Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of each Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of each Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion, and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of each Fund's daily net assets and are accrued each calendar day (including weekends and holidays). For the six months ended June 30, 2000, Berkshire Capital was paid an investment advisory fee of $688,800 and an administration fee of $218,690 from the Focus Fund. The Technology Fund paid an investment advisory fee of $53,919 and an administration fee of $17,973.

                                      *
                 -------------------------------------------
                                      35

                                      *
                 -------------------------------------------
                                      36

                                      *
                 -------------------------------------------
                                      37

This report is provided for the general information of the shareholders of the Berkshire Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding the Funds, including charges and expenses, visit our web site at www.BerkshireFunds.com or call toll-free 1-877-526-0707 for a free prospectus. Please read it carefully before you invest or send money.

                                 (BLANK PAGE)

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
        (Toll-Free) 1-877-526-0707



         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer



         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134



         COUNSEL
         Brown, Cummins & Brown Co., L.P.A.
         3500 Carew Tower
         441 Vine Street
         Cincinnati, OH 45202



         TRANSFER AGENT
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202



         CUSTODIAN
         Firstar Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202



         DISTRUBUTOR
         Rafferty Capital Markets, Inc.
         1311 Mamaroneck Avenue
         White Plains, NY 10605